RSA HOLDINGS CORP. OF DELAWARE

                            1999 Stock Incentive Plan

                       RSA Holdings Corp. of Delaware

                            1999 STOCK INCENTIVE PLAN



                                TABLE OF CONTENTS

                                                              Page
                                                              ----


1.       PURPOSE.................................................1

2.       ADMINISTRATION OF THE PLAN..............................1

3.       SHARES..................................................2

4.       AUTHORITY TO GRANT AWARDS...............................2

5.       WRITTEN AGREEMENT.......................................2

6.       ELIGIBILITY.............................................2

7.       OPTION PRICE............................................2

8.       DURATION OF OPTIONS.....................................3

9.       RESTRICTIONS ON EXERCISE OF AWARDS, ETC.................3

10.      EXERCISE OF AWARDS......................................3

11.      NON-TRANSFERABILITY OF AWARDS...........................4

12.      REQUIREMENTS OF LAW.....................................4

13.      NO RIGHTS AS STOCKHOLDER................................5

14.      NO EMPLOYMENT OBLIGATION................................5

15.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE..............5

16.      AMENDMENT OR TERMINATION OF PLAN........................8

17.      CERTAIN RIGHTS OF THE COMPANY...........................8

18.      EFFECTIVE DATE AND DURATION OF THE PLAN.................8

                         RSA HOLDINGS CORP. OF DELAWARE

                            1999 STOCK INCENTIVE PLAN



         1.       PURPOSE

                  The purpose of this 1999 Stock Incentive Plan (the "Plan") is to encourage directors, consultants and key employees of RSA Holdings Corp. of Delaware (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company and its Subsidiaries by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options" or the "Awards") that are not intended to qualify for any special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"). The term "Subsidiary" as used in the Plan means a corporation or other business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock, partnership interests or other equity interests.

         2.       ADMINISTRATION OF THE PLAN

                  (a) The Plan shall be administered by a committee (the "Committee") consisting of those Directors of the Company who shall at any time and from time to time be serving as members of the Compensation Committee of the Board of Directors of the Company (the "Board").

                  (b) The Committee shall, from time to time, report to the Board the names of employees or other persons to whom Awards are granted, the type of Awards granted, the number of shares covered by each Award and the terms and conditions of each such Award.

                  (c) The  Committee  shall  have  the  sole  authority,  in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, and to continue and interpret the Plan, the rules and regulations, and the instruments evidencing Awards and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all Participants.

         3.       SHARES AVAILABLE FOR AWARDS

                  The stock subject to Awards under the Plan shall be shares of the Company's Common Stock, par value $.01 per share (the "Stock"). The total amount of Stock with respect to which Awards may be granted (the "Awards Pool") shall not exceed in the aggregate 110,000 shares. In the event that any outstanding Award shall expire for any reason or shall terminate by reason of the death or severance of employment of the Participant (as hereinafter defined), the surrender of any such Award, or any other cause, the shares of Stock allocable to the unexercised portion of such Award may again be subject to an Award under the Plan.

         4.       AUTHORITY TO GRANT AWARDS

                  The Committee may consult with and consider the recommendations of other directors and the Chief Executive Officer of the Company, and may determine from time to time which key employees of the Company or any Subsidiary or other persons shall be granted Awards under the Plan, the terms of the Awards and the number of shares which may be purchased under the Awards. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Award shall be as determined by the Committee.

         5.       WRITTEN AGREEMENT

                  Each Award granted hereunder shall be for such number of shares of Stock, and otherwise subject to such terms and conditions, as the Committee shall determine and specify in a written award agreement (an "Option Agreement"). Each Option Agreement shall be signed by the Participant and by the Chief Executive Officer or the Chief Financial Officer of the Company for and in the name and on behalf of the Company.

         6.       ELIGIBILITY

                  The individuals who shall be eligible for an Award under the Plan shall be key employees, directors (whether or not employees) and other persons who render services of importance to the management, operation or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. An employee, director or other person to whom an Award has been granted pursuant to an Option Agreement is sometimes referred to herein as a "Participant".

         7.       OPTION PRICE

                  The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted.

         8.       DURATION OF OPTIONS

                  The duration of any Option shall be specified by the Committee in the Option Agreement, but no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted. The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

         9.       RESTRICTIONS ON EXERCISE OF AWARDS, ETC.

                  The Committee may restrict the exercise of any Award by prohibiting such exercise at any time during which and for such period of time as any Participant is engaged in any activity determined by the Committee, after consideration of the facts presented on behalf of the Company and the Participant, to be detrimental to the best interests of the Company and its stockholders. The Committee shall notify the Participant in writing of any such determination and of the scope and duration of any such restriction. If the Committee notifies a Participant in writing that such Participant is engaged or may have engaged in such a detrimental activity and such Participant has exercised or attempts to exercise an Award after such notification but prior to a decision of the Committee based on the consideration of all facts presented on behalf of the Company and the Participant, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, that if the Committee finds in favor of the Participant then the Participant will be deemed to have exercised such Award as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the detrimental nature of the Participant's activities shall be final, binding and conclusive.

         10.      EXERCISE OF AWARDS

                  Awards shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Award is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

                  As promptly as practicable after the receipt by the Company of
(a) written notice from the Participant setting forth the number of shares of the Stock with respect to which such Award is to be exercised and (b) payment of the option price of such shares, the Company shall (subject to Section 12 hereof) cause to be delivered to such Participant certificates representing the number of paid-up, non-assessable shares with respect to which such Award has been so exercised.

         11.      NON-TRANSFERABILITY OF AWARDS

                  Awards shall not be transferable by the Participant otherwise than by will or under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the Participant. Awards shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable upon the Awards.


         12.      REQUIREMENTS OF LAW

                  The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Participant or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

                  Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock or of any Option if in the opinion of its legal counsel such transfer would violate any federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of the Stock received upon exercise of any Option (or any other shares or securities derived therefrom) or of any Option which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

                  The Committee may cause any certificate representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

         13.      NO RIGHTS AS STOCKHOLDER

                  No Participant shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 15, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

         14.      NO EMPLOYMENT OBLIGATION

                  The granting of any Award shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Participant, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him or her. The existence of any Award shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

         15.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

                  (a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any subdivisions, splits, combinations or consolidations of shares of capital stock of the Company (including the Stock) or the payment of a dividend in shares of the Stock or other securities of the Company, adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into or exchangeable or exercisable for shares of the Stock or other securities, ranking prior to or pari passu with the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) Subject to the provisions of Section 15(d) of the Plan, the number of shares of Stock in the Award Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be appropriately adjusted by the Board in the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or dividends payable in capital stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

                  (c) If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Participants will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided in this Section), and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

                  (d) Unless otherwise determined by the Board in its sole discretion and except as otherwise provided in Section 15(c) of the Plan, if while unexercised Awards remain outstanding under the Plan (i) the Company is merged or consolidated with another corporation or other entity, whether or not the Company is the surviving entity, or (ii) the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity, or (iii) there takes place a Change in Control (as hereinafter defined), or (iv) in other circumstances in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply, (A) the purchaser(s) of the Company's assets or capital stock may, in his, her or its discretion, deliver to the Participant, in the case of an Option, to the extent that the right to purchase shares of Stock under an Option has vested, the same kind of consideration (less the price per share payable upon exercise of the Option) that is delivered to the holders of Stock as a result of such merger, consolidation, liquidation, sale, disposition, Change in Control or other circumstances or (B) the Board may, in its sole determination, cancel the Option, to the extent not theretofore exercised, in exchange for consideration in cash or in kind, which consideration in the case of
         (A) or (B) shall be equal in value to the value of those shares of stock or other consideration the Participant would have received had the Option been exercised (to the extent the Option has not been exercised, and, in the case of an Option, to the extent it has vested) and no disposition of the shares so acquired upon such exercise been made prior to such merger, consolidation, liquidation, sale, disposition, Change in Control or other circumstances, less the price per share payable upon exercise thereof. Upon receipt of such consideration by the Participant, the Option shall immediately terminate and be of no further force and effect, including with respect to the vested and unvested portion thereof. The value of the stock or other consideration the Participant would have received if the Option had been exercised shall be determined in good faith by the Board. In addition, in the case of any such merger, consolidation, liquidation, sale, disposition, Change in Control or other circumstance, the Board may, in its sole discretion, accelerate the vesting of an Option.

                  For purposes of this Section, a "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding; and "Common Stock" shall mean the Stock, or if changed, the capital stock of the Company as it shall be constituted from time to time entitling the holders thereof to share generally in the distribution of all assets available for distribution to the Company's stockholders after the distribution to any holders of capital stock with preferential rights.

                  (e) Upon dissolution or liquidation of the Company, the Award shall terminate, but the Participant (if at such time in the employment of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase shares of Stock pursuant to the Option to the extent such Option is then vested.

                  (f) No fraction of a share of Stock shall be purchasable or deliverable upon the exercise of the Option, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

                  (g) Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of the Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of the Stock then subject to outstanding Options.

         16.      AMENDMENT OR TERMINATION OF PLAN

                  The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, except as otherwise permitted herein, no amendment shall adversely affect outstanding Options, and no termination shall terminate outstanding Options, without the consent of the Participant.

         17.      CERTAIN RIGHTS OF THE COMPANY

                  The Committee may, in its sole and absolute discretion, also require a key employee or other person, as a condition to receiving any Award, to enter into a noncompetition agreement or other agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

         18.      EFFECTIVE DATE AND DURATION OF THE PLAN

                  The Plan shall become effective and shall be deemed to have been adopted as of April 24, 1999. Unless the Plan shall have terminated earlier, the Plan shall terminate on December 31, 2009. No Option shall be granted pursuant to the Plan after December 31, 2009.

                         RSA HOLDINGS CORP. OF DELAWARE
                          ----------------------------

                      Non-Qualified Stock Option Agreement

                             Option Certificate: No.

                          ----------------------------



Specific Terms of the Option
----------------------------

                  Subject to the terms and conditions hereinafter set forth and the terms and conditions of the RSA Holdings Corp. of Delaware 1999 Stock Incentive Plan (the "Plan"), RSA Holdings Corp. of Delaware, a Delaware corporation (the "Company"), hereby grants the following option to purchase shares of the Common Stock, par value $.01 per share (the "Stock"), of the
Company:

1.       Name of Person to Whom the Option Is Granted (the
         "Optionee"):_________________________________.

2.       Date of Grant of Option:  April 24, 1999.

3.       An Option for                 (   ) Shares of the Stock.
                       ---------------  ---

4.       Option Exercise Price (per Share): $90.00.

5.       Term of Option:   Subject to Section 9 below, this Option expires
                           at 5:00 p.m. Eastern Standard time on April 23, 2009.

6.   Exercise  Schedule:  Subject to the  provisions  of  Section 9 below, this Option shall vest and become exercisable with respect to the number of shares of Stock and upon the attainment of certain performance goals on or prior to the end of certain performance periods, as shown on Schedule I attached hereto and incorporated herein.



RSA HOLDINGS CORP. OF DELAWARE      [Name of Optionee]


By:
   ---------------------------
Title:                              (Signature of Optionee)
      ------------------------


                                    Date:

                                    Optionee's Address:

OTHER TERMS OF THE OPTION
-------------------------

                  WHEREAS, the Board of Directors (the "Board") has authorized the grant of stock options upon certain terms and conditions set forth in the Plan and herein; and

                  WHEREAS, the Compensation Committee (the "Committee") has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

         7. Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a non-qualified stock option and is not intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         8. Option Price. This Option may be exercised at the option price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

         9. Term and Exercisability of Option. This Option shall expire on the earliest of (a) the date determined pursuant to Section 5 on the first page hereof, (b) the date determined pursuant to Section 8 of the Plan, and (c) the date determined pursuant to this Section 9, and shall be exercisable prior to such expiration in accordance with and subject to the terms and conditions set forth herein and in the Plan (including but not limited to Section 9 of the Plan) and those terms and conditions, if any, set forth in Section 6 on the first page hereof. If the Optionee's employment or involvement with the Company is terminated for Cause (as defined below) or the Optionee voluntarily terminates his or her employment or involvement with the Company without Good Reason (as defined below), the Option hereby granted to the Optionee shall terminate on the date of such termination of employment or involvement. If the Optionee is terminated by the Company without Cause or terminates his or her employment or involvement with the Company for Good Reason, the Option shall terminate on the date of such termination of employment or involvement with respect to the unvested portion thereof, and with respect to the vested portion of the Option, on the day which is three months after such termination of employment or involvement. If the Optionee is terminated by the Company due to death or permanent disability (as determined under the Company's long-term disability plan) of the Optionee, the Option shall terminate with respect to any unvested portion thereof on the date of such termination of employment or involvement, and with respect to the vested portion of the Option, on the 181st day after the date of such termination of employment or involvement. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option prior to its expiration.

         For purposes of this Section 9:

                  "Cause" shall mean (i) conduct involving dishonesty in the performance of the Optionee's duties,(ii) an act or acts on the Optionee's part constituting a felony under the laws of the United States or any state thereof (iii) Optionee's continued failure, whether willful, intentional or negligent, after written notice to perform substantially his duties hereunder (other than as a result of a disability), (iv) any other willful act or omission on Optionee's part which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or (v) violation of an employment agreement by the Optionee; and

                  "Good Reason" shall mean (i) any significant reduction by the Company of the Optionee's duties or responsibilities,(ii)a reduction in the Optionee's base salary; provided, however, that in order for the Optionee to terminate his or her employment or involvement with the Company for Good Reason, the Optionee must give the Company written notice of the event constituting Good Reason within 30 days following such event, and the Company must not remedy the Good Reason within 30 days of its receipt of the Optionee's notice or (iii) violation of an employment agreement by the Company.

         10. Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. Subject to the Plan and to Section 13 hereof, as soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to receive the shares of the Stock issuable upon exercise of this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents in accordance with the terms and conditions of Section 10 of the Plan. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

     11. Forfeiture; Restrictions on Exercise. This Option may be subject to forfeiture upon the occurrence of the events specified in Section 9 hereof or restrictions on exercise upon the occurrence of events specified in Section 9 of the Plan.

     12. Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except by willor by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her.

         13. Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel as a condition precedent to any exercise of this Option in whole or in part.

         14. Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of the Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 13 hereof, in
Section 12 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

         15. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of the Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         16. Certain Agreements. The Optionee hereby agrees to and joins in as a "Management Holder", and agrees to be bound as a "Management Holder" by the terms and conditions of, the Stockholders Agreement, dated as of April 23, 1999, among the Company and the other persons named therein. The Optionee hereby further acknowledges and agrees that the Option and the shares of Stock issuable upon exercise of the Option are and shall be subject to the terms and provisions of said Stockholders Agreement, as the same may be amended or modified from time to time in accordance with its terms.

         17. Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by such method, the Company in its sole and absolute discretion may refuse to issue such shares of Stock.

         18. Termination or Amendment of Plan. The Board may in its sole and absolute discretion at any time terminate or from time to time modify or amend the Plan, but no such termination or amendment will adversely affect rights and obligations under this Option without the consent of the Optionee.

     19. Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.


         20. General Provisions.
             ------------------

                  (a) Amendment; Waivers. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

                  (b) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

                  (c) Construction. This Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

                  (d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Delaware except to the extent the laws of any other jurisdiction are mandatorily applicable.

                  (e) Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

         To the Optionee:  To his or her address as
                           listed on the books of the Company.

         To the Company:   RSA Holdings Corp. of Delaware
                           c/o American Safety Razor Company
                           240 Cedar Knolls Road
                           Cedar Knolls, NJ 07297
                           Attention: Lawrence Friedman, Esq.

         Copy to:          Alvin H. Brown
                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY 10017

                         RSA HOLDINGS CORP. OF DELAWARE

                                   SCHEDULE I

                             Option Vesting Schedule
                             -----------------------



         Subject to the provisions of Section 9 of the Option Agreement to which this Option Vesting Schedule is attached:

         A.   For purposes hereof:

                  (1) "EBITDA" means consolidated earnings of the Company and its subsidiaries, exclusive of passive pension income except for 1999, before interest, taxes, depreciation and amortization and after deduction of all operating expenses, subject to adjustment by the Board for extraordinary and non-recurring items, all as calculated in accordance with generally accepted accounting principles consistently applied, and as reflected in the Company's most recently available audited consolidated financial statements for the immediately preceding fiscal year and certified by an officer of the Company.

                  (2) "Shares"  means the number of shares of Stock set forth in
         Section 3 of the Option Agreement to which this Option Vesting Schedule is attached.

                 (3) "Target Period" means one of the fiscal years of the Company set forth in Table A hereinbelow.

         B. If the Company's EBITDA in any Target Period is equal to the Base Target EBITDA for such period, the Option will vest and be exercisable with respect to 10% of the Shares. If the Company's EBITDA in any Target Period is equal to or greater than the Optimistic Target EBITDA for such period, the Option will vest and be exercisable with respect to 20% of the Shares. If the Company's EBITDA for any Target Period is between the Base Target and the Optimistic Target EBITDA, then the percentage of the Shares with respect to which the Option shall vest shall be determined according to a linear extrapolation such that at the Base Target EBITDA the Option will vest for 10% of the Shares and at the Optimistic Target EBITDA the Option will vest for 20% of the Shares.

         C. Notwithstanding the foregoing, (1) if (a) the Company's EBITDA for the 2003 Target Period is equal to or greater than the Base Target EBITDA for such period, and (b) the Company's cumulative EBITDA for all five Target Periods is equal to the cumulative Base Target EBITDA for such five-year period, then the Option shall vest and be exercisable with respect 50% of the Shares(to the extent not theretofore vested in accordance with this Schedule I); (2) if (a) the Company's EBITDA for the 2003 Target Period is equal to or greater than the Base Target EBITDA for such period, and (b) the Company's cumulative EBITDA for all five Target Periods is equal to or greater than the cumulative Optimistic Target EBITDA, then the Option shall vest and be exercisable with respect to 100% of the Shares (to the extent not theretofore vested in accordance with this Schedule I); and (3) if (a) the Company's EBITDA for the 2003 Target Period is equal to or greater than the base Target EBITDA for such period, and (b) the Company's cumulative EBITDA for all five Target Periods is between the cumulative Base Target EBITDA and the cumulative Optimistic Target, then the percentage of the Shares with respect to which the Option shall vest shall be determined according to a linear extrapolation such that at the cumulative Base Target EBITDA the Option will vest for 50% of the Shares and at the cumulative Optimistic Target EBITDA the option will vest for 100% of the Shares (to the extent not theretofore vested in accordance with this with Schedule I).

         D. Notwithstanding the foregoing, if there shall occur a Change of Control (as defined in the Plan) prior to the end of Fiscal Year 5, then the Option shall vest and be exercisable, effective immediately prior to such Change in Control, with respect to a percentage of the Shares reserved (but for this paragraph) for vesting in any Target Period ending after the occurrence of such Change in Control equal to the quotient (expressed as a percentage) of (1) the number of Shares with respect to which the Option shall have theretofore vested, divided by (2) the maximum number of Shares with respect to which the Option would have theretofore vested had the Company's EBITDA for each Target Period ending prior to the occurrence of such Change in Control been equal to or greater than the Optimistic Target EBITDA for the each such Target Period; provided, however, that such percentage determined pursuant to this paragraph shall be rounded down to the nearest tenth of a percent.

         E. Notwithstanding the foregoing, provided that (1) Optionee shall continue to be an employee, director or consultant of the Company or a subsidiary, and (2) the Company shall not have (a) merged or consolidated with another corporation or other entity, whether or not the Company is the surviving entity, or (b) liquidated or sold or otherwise disposed of all or substantially all of its assets to another entity, or (c) been subject to a Change in Control (as defined in the Plan), the unvested portion of the Option shall vest and be exercisable, effective immediately nine (9) years from the date of the grant of such Option.


         F. Upon the Company's making an acquisition or disposition of any material business or line of business, the EBITDA Targets set forth above for Target Periods ending after the date of such transaction will be adjusted by the Board of Directors of the Company to take into account the changes in EBITDA expected as a result of such transaction.

                                                                   EXHIBIT A to
                                                         Stock Option Agreement


                       [FORM FOR EXERCISE OF STOCK OPTION]




RSA Holdings Corp. of Delaware
[Address as specified in Section 21(e)
of the Option Agreement]


         RE: Exercise of Option under the RSA Holdings Corp. of
         Delaware 1999 Stock Incentive Plan
         ----------------------------------

Gentlemen:

     Please take notice that the undersigned hereby elects to exercise the stock option granted to___________ on ________ , by and to the extent of purchasing ________ shares of, Common Stock, par value $.01 per share, of RSA Holdings Corp. of Delaware (the "Company") for the option price of $_________ per share, subject to the terms and conditions of the Stock Option Agreement between ___________ and the Company dated as of ____________ , (the "Option Agreement").

                  The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 17 of the Option Agreement.

                  The undersigned hereby specifically confirms to RSA Holdings Corp. of Delaware that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.

                                    Very truly yours,



Date
     -------------------------
                                    (Signed by ___________________
                                     or other party duly exercising option)

                         RSA HOLDINGS CORP. OF DELAWARE
                          ----------------------------

                      Non-Qualified Stock Option Agreement

                             Option Certificate: No.

                         ----------------------------



Specific Terms of the Option
----------------------------

                  Subject to the terms and conditions hereinafter set forth and the terms and conditions of the RSA Holdings Corp. of Delaware 1999 Stock Incentive Plan (the "Plan"), RSA Holdings Corp. of Delaware, a Delaware corporation (the "Company"), hereby grants the following option to purchase shares of the Common Stock, par value $.01 per share (the "Stock"), of the
Company:

1.       Name of Person to Whom the Option Is Granted (the
         "Optionee"):_________________________________.

2.       Date of Grant of Option:  January 1, 2000.

3.       An Option for                 (   ) Shares of the Stock.
                       ---------------  ---

4.       Option Exercise Price (per Share): $90.00.

5.       Term of Option:   Subject to Section 9 below, this Option expires at
                           5:00 p.m. Eastern Standard time on December 31, 2009.

6. Exercise Schedule: Subject to the provisions of Section 9 below, this Option shall vest and become exercisable with respect to the number of shares of the Stock and upon the attainment of certain performance goals on or prior to the end of certain performance periods, as shown on Schedule I attached hereto and incorporated herein.



RSA HOLDINGS CORP. OF DELAWARE      [Name of Optionee]


By:
   ---------------------------
Title:                              (Signature of Optionee)
      ------------------------


                                     Date:

                                     Optionee's Address:

OTHER TERMS OF THE OPTION
-------------------------

                  WHEREAS, the Board of Directors (the "Board") has authorized the grant of stock options upon certain terms and conditions set forth in the Plan and herein; and

                  WHEREAS, the Compensation Committee (the "Committee") has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

         7 Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section 3 on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is a non-qualified stock option and is not intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         8 Option Price. This Option may be exercised at the option price per share of Stock set forth in Section 4 on the first page hereof, subject to adjustment as provided herein and in the Plan.

         9 Term and Exercisability of Option. This Option shall expire on the earliest of (a) the date determined pursuant to Section 5 on the first page hereof, (b) the date determined pursuant to Section 8 of the Plan, and (c) the date determined pursuant to this Section 9, and shall be exercisable prior to such expiration in accordance with and subject to the terms and conditions set forth herein and in the Plan (including but not limited to Section 9 of the Plan) and those terms and conditions, if any, set forth in Section 6 on the first page hereof. If the Optionee's employment or involvement with the Company is terminated for Cause (as defined below) or the Optionee voluntarily terminates his or her employment or involvement with the Company without Good Reason (as defined below), the Option hereby granted to the Optionee shall terminate on the date of such termination of employment or involvement. If the Optionee is terminated by the Company without Cause or terminates his or her employment or involvement with the Company for Good Reason, the Option shall terminate on the date of such termination of employment or involvement with respect to the unvested portion thereof, and with respect to the vested portion of the Option, on the day which is three months after such termination of employment or involvement. If the Optionee is terminated by the Company due to death or permanent disability (as determined under the Company's long-term disability plan) of the Optionee, the Option shall terminate with respect to any unvested portion thereof on the date of such termination of employment or involvement, and with respect to the vested portion of the Option, on the 181st day after the date of such termination of employment or involvement. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option prior to its expiration.

         For purposes of this Section 9:

                  "Cause" shall mean (i) conduct involving dishonesty in the performance of the Optionee's duties,(ii) an act or acts on the Optionee's part constituting a felony under the laws of the United States or any state thereof (iii) Optionee's continued failure, whether willful, intentional or negligent, after written notice to perform substantially his duties hereunder (other than as a result of a disability), (iv) any other willful act or omission on Optionee's part which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or (v) violation of an employment agreement by the Optionee; and

                  "Good Reason" shall mean (i) any significant reduction by the Company of the Optionee's duties or responsibilities,(ii)a reduction in the Optionee's base salary; provided, however, that in order for the Optionee to terminate his or her employment or involvement with the Company for Good Reason, the Optionee must give the Company written notice of the event constituting Good Reason within 30 days following such event, and the Company must not remedy the Good Reason within 30 days of its receipt of the Optionee's notice or (iii) violation of an employment agreement by the Company.

         10 Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. Subject to the Plan and to Section 13 hereof, as soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to receive the shares of the Stock issuable upon exercise of this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents in accordance with the terms and conditions of Section 10 of the Plan. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

         11 Forfeiture; Restrictions on Exercise. This Option may be subject to forfeiture upon the occurrence of the events specified in Section 9 hereof or restrictions on exercise upon the occurrence of events specified in Section 9 of the Plan.

         12 Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him or her.

         13 Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel as a condition precedent to any exercise of this Option in whole or in part.

         14 Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of the Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 13 hereof, in Section 12 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

         15 Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of the Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         16 Certain Agreements. The Optionee hereby agrees to and joins in as a "Management Holder", and agrees to be bound as a "Management Holder" by the terms and conditions of, the Stockholders Agreement, dated as of April 23, 1999, among the Company and the other persons named therein. The Optionee hereby further acknowledges and agrees that the Option and the shares of Stock issuable upon exercise of the Option are and shall be subject to the terms and provisions of said Stockholders Agreement, as the same may be amended or modified from time to time in accordance with its terms.

         17 Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by such method, the Company in its sole and absolute discretion may refuse to issue such shares of Stock.

         18 Termination or Amendment of Plan. The Board may in its sole and absolute discretion at any time terminate or from time to time modify or amend the Plan, but no such termination or amendment will adversely affect rights and obligations under this Option without the consent of the Optionee.

         19 Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

         20  General Provisions.
             ------------------

                  (a) Amendment; Waivers. This Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

                  (b) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

                  (c) Construction. This Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

                  (d) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Delaware except to the extent the laws of any other jurisdiction are mandatorily applicable.

                  (e) Notices. Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

         To the Optionee:  To his or her address as
                           listed on the books of the Company.

         To the Company:   RSA Holdings Corp. of Delaware
                           c/o American Safety Razor Company
                           240 Cedar Knolls Road
                           Cedar Knolls, NJ 07297
                           Attention: Lawrence Friedman, Esq.

         Copy to:          Alvin H. Brown
                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY 10017

                         RSA HOLDINGS CORP. OF DELAWARE

                                   SCHEDULE I

                             Option Vesting Schedule
                             -----------------------



         Subject to the provisions of Section 9 of the Option Agreement to which this Option Vesting Schedule is attached:

         A.   For purposes hereof:

                  (1) "EBITDA" means consolidated earnings of the Company and its subsidiaries, exclusive of passive pension income, before interest, taxes, depreciation and amortization and after deduction of all operating expenses, subject to adjustment by the Board for extraordinary and non-recurring items, all as calculated in accordance with generally accepted accounting principles consistently applied, and as reflected in the Company's most recently available audited consolidated financial statements for the immediately preceding fiscal year and certified by an officer of the Company.

                  (2) "Shares"  means the number of shares of Stock set forth in
         Section 3 of the Option Agreement to which this Option Vesting Schedule is attached.

                  (3) "Target Period" means one of the fiscal years of the Company set forth in Table A hereinbelow.

         B. If the Company's EBITDA in any Target Period is equal to the Base Target EBITDA for such period, the Option will vest and be exercisable with respect to 10% of the Shares. If the Company's EBITDA in any Target Period is equal to or greater than the Optimistic Target EBITDA for such period, the Option will vest and be exercisable with respect to 20% of the Shares. If the Company's EBITDA for any Target Period is between the Base Target and the Optimistic Target EBITDA, then the percentage of the Shares with respect to which the Option shall vest shall be determined according to a linear extrapolation such that at the Base Target EBITDA the Option will vest for 10% of the Shares and at the Optimistic Target EBITDA the Option will vest for 20% of the Shares.

         C. Notwithstanding the foregoing, (1) if (a) the Company's EBITDA for the 2004 Target Period is equal to or greater than the Base Target EBITDA for such period, and (b) the Company's cumulative EBITDA for all five Target Periods is equal to the cumulative Base Target EBITDA for such five-year period, then the Option shall vest and be exercisable with respect 50% of the Shares(to the extent not theretofore vested in accordance with this Schedule I); (2) if (a) the Company's EBITDA for the 2004 Target Period is equal to or greater than the Base Target EBITDA for such period, and (b) the Company's cumulative EBITDA for all five Target Periods is equal to or greater than the cumulative Optimistic Target EBITDA, then the Option shall vest and be exercisable with respect to 100% of the Shares (to the extent not theretofore vested in accordance with this Schedule I); and (3) if (a) the Company's EBITDA for the 2004 Target Period is equal to or greater than the base Target EBITDA for such period, and (b) the Company's cumulative EBITDA for all five Target Periods is between the cumulative Base Target EBITDA and the cumulative Optimistic Target, then the percentage of the Shares with respect to which the Option shall vest shall be determined according to a linear extrapolation such that at the cumulative Base Target EBITDA the Option will vest for 50% of the Shares and at the cumulative Optimistic Target EBITDA the option will vest for 100% of the Shares (to the extent not theretofore vested in accordance with this with Schedule I).

         D. Notwithstanding the foregoing, if there shall occur a Change of Control (as defined in the Plan) prior to the end of Fiscal Year 5, then the Option shall vest and be exercisable, effective immediately prior to such Change in Control, with respect to a percentage of the Shares reserved (but for this paragraph) for vesting in any Target Period ending after the occurrence of such Change in Control equal to the quotient (expressed as a percentage) of (1) the number of Shares with respect to which the Option shall have theretofore vested, divided by (2) the maximum number of Shares with respect to which the Option would have theretofore vested had the Company's EBITDA for each Target Period ending prior to the occurrence of such Change in Control been equal to or greater than the Optimistic Target EBITDA for the each such Target Period; provided, however, that such percentage determined pursuant to this paragraph shall be rounded down to the nearest tenth of a percent.

         E. Notwithstanding the foregoing, provided that (1) Optionee shall continue to be an employee, director or consultant of the Company or a subsidiary, and (2) the Company shall not have (a) merged or consolidated with another corporation or other entity, whether or not the Company is the surviving entity, or (b) liquidated or sold or otherwise disposed of all or substantially all of its assets to another entity, or (c) been subject to a Change in Control (as defined in the Plan), the unvested portion of the Option shall vest and be exercisable, effective immediately nine (9) years from the date of the grant of such Option.


         F. Upon the Company's making an acquisition or disposition of any material business or line of business, the EBITDA Targets set forth above for Target Periods ending after the date of such transaction will be adjusted by the Board of Directors of the Company to take into account the changes in EBITDA expected as a result of such transaction.

                                                                 EXHIBIT A to
                                                        Stock Option Agreement


                       [FORM FOR EXERCISE OF STOCK OPTION]




RSA Holdings Corp. of Delaware
[Address as specified in Section 21(e)
of the Option Agreement]


         RE: Exercise of Option under the RSA Holdings Corp. of Delaware 1999 Stock Incentive Plan
                  ----------------------------------

Gentlemen:

     Please take notice that the undersigned hereby elects to exercise the stock option granted to _____________ on _________ , by and to the extent of purchasing _____________ shares of, Common Stock, par value $.01 per share, of RSA Holdings Corp. of Delaware (the "Company") for the option price of $_________ per share, subject to the terms and conditions of the Stock Option Agreement between ______________ and the Company dated as of ____________ , (the "Option Agreement").

     The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in
Section 17 of the Option Agreement.

     The undersigned hereby specifically confirms to RSA Holdings Corp. of Delaware that he or she is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Stock Option Agreement.

                                     Very truly yours,



Date
     -------------------------
                                    (Signed by ___________________________
                                     or other party duly exercising option)